CVB FINANCIAL CORP.
 CONSOLIDATED BALANCE SHEET
(unaudited)
dollars in thousands
                                                                                 December 31
                                                                         2003                   2002
                                                                 -------------------    -------------------
Assets:

Federal funds sold and reverse repos                              $               -      $          40,000
Investment Securities available-for-sale                                  1,865,782              1,430,599
Investment in stock of Federal Home Loan Bank (FHLB)                         37,966                 21,900
Loans and lease finance receivables                                       1,759,941              1,446,009
   Less allowance for credit losses                                        (21,282)               (21,666)
                                                                 -------------------    -------------------
   Net loans and lease finance receivables                                1,738,659              1,424,343
                                                                 -------------------    -------------------
         Total earning assets                                             3,642,407              2,916,842
Cash and due from banks                                                     112,008                124,973
Premises and equipment, net                                                  31,069                 29,413
Goodwill and intangibles                                                     26,901                 15,720
Other assets                                                                 41,964                 36,463
                                                                 -------------------    -------------------
     TOTAL                                                       $        3,854,349      $       3,123,411
                                                                 ===================    ===================

Liabilities and Stockholders' Equity
Liabilities:
   Deposits:
       Demand Deposits(noninterest-bearing)                       $       1,142,330      $         958,671
       Investment Checking                                                  227,031                195,419
       Savings/MMDA                                                         732,992                589,280
       Time Deposits                                                        558,157                566,594
                                                                 -------------------    -------------------
          Total Deposits                                                  2,660,510              2,309,964

  Demand Note to U.S. Treasury                                                3,834                 14,888
  Borrowings                                                                786,500                468,000
  Trust Preferred                                                            82,476                      -
  Other liabilities                                                          35,593                 70,738
                                                                 -------------------    -------------------
          Total Liabilities                                               3,568,913              2,863,590
Stockholders' equity:
   Stockholders' equity                                                     268,156                234,165
   Accumulated other comprehensive income
      (loss), net of tax                                                     17,280                 25,656
                                                                 -------------------    -------------------
                                                                            285,436                259,821
                                                                 -------------------    -------------------
     TOTAL                                                        $       3,854,349      $       3,123,411
                                                                  ===================    ===================

CVB FINANCIAL CORP.
 CONSOLIDATED AVERAGE BALANCE SHEET
(unaudited)
dollars in thousands
                                                                     Three months ended December 31                         Twelve months ended December 31
                                                                         2003                   2002                            2003                    2002
                                                                 -------------------    -------------------             --------------------   ----------------------
Assets:

Federal funds sold and reverse repos                              $               -      $          28,666               $            2,436     $             31,877
Investment securities available-for-sale                                  1,789,051              1,322,357                        1,664,007                1,258,228
Investment in stock of Federal Home Loan Bank (FHLB)                         38,425                 21,232                           34,169                   20,988
Loans and lease finance receivables                                       1,679,099              1,353,391                        1,529,944                  (21,970)
   Less allowance for credit losses                                        (23,639)               (22,479)                         (21,970)                  (22,173)
                                                                   -----------------      -----------------               ------------------     --------------------
   Net loans and lease finance receivables                                1,655,460              1,330,912                        1,507,974                1,225,211
                                                                 -------------------    -------------------             --------------------   ----------------------
         Total earning assets                                             3,482,936              2,703,167                        3,208,586                2,536,304
Cash and due from banks                                                     104,780                117,044                          109,227                  112,535
Premises and equipment, net                                                  31,545                 28,772                           31,049                   29,387
Goodwill and intangibles                                                     17,376                  6,269                           15,974                    6,336
Other assets                                                                 84,493                 34,297                           75,205                   39,937
                                                                 -------------------    -------------------             --------------------   ----------------------
     TOTAL                                                       $        3,721,130      $       2,889,549              $         3,440,041     $          2,724,499
                                                                 ===================    ===================             ====================   ======================

Liabilities and Stockholders' Equity
Liabilities:
   Deposits:

       Noninterest-bearing                                        $       1,080,209      $         872,327               $          975,134     $            807,505
       Interest-bearing                                                   1,543,094              1,354,709                        1,460,296                1,253,790
                                                                 -------------------    -------------------             --------------------   ----------------------
          Total Deposits                                                  2,623,303              2,227,036                        2,435,430                2,061,295

  Other borrowings                                                          766,488                364,575                          672,827                  384,928
  Trust Preferred                                                            14,344                      -                            3,615                        -
  Other liabilities                                                          32,682                 35,660                           52,606                   34,987
                                                                   -----------------      -----------------               ------------------     --------------------
          Total Liabilities                                               3,436,817              2,627,271                        3,164,478                2,481,210
Stockholders' equity:
   Stockholders' equity                                                     270,443                233,374                          254,223                  224,652
   Accumulated other comprehensive income
      (loss), net of tax                                                     13,870                 28,904                           21,340                   18,637
                                                                 -------------------    -------------------             --------------------   ----------------------
                                                                            284,313                262,278                          275,563                  243,289
                                                                 -------------------    -------------------             --------------------   ----------------------
     TOTAL                                                        $       3,721,130      $       2,889,549               $        3,440,041     $          2,724,499
                                                                 ===================    ===================             ====================   ======================

                                          CVB FINANCIAL CORP. AND SUBSIDIARIES
                                          CONSOLIDATED STATEMENTS OF EARNINGS
                                                      (unaudited)
                                     dollar amounts in thousands, except per share

                                                                           For the Three Months           For the Twelve Months
                                                                            Ended December 31,              Ended December 31,
                                                                         2003             2002            2003          2002
                                                                    ---------------  ---------------  -------------  ------------
    Interest Income:
      Loans, including fees                                         $     26,780   $     24,014       $   99,042    $    90,351
      Investment securities:
         Taxable                                                          14,239         11,488           51,204         47,097
         Tax-advantaged                                                    3,977          4,145           16,065         16,273
                                                                     -------------   ------------    -------------   -------------
                Total investment income                                   18,216         15,633           67,269         63,370
        Federal funds sold                                                    (7)           124               34            602
                                                                     -------------   ------------    ------------    -------------
                Total interest income                                     44,989         39,771          166,345        154,323
    Interest Expense:
      Deposits                                                             3,818          4,925           16,323         21,470
      Borrowings                                                           5,098          4,418           20,730         18,969
                                                                     -------------   ------------    -------------  --------------
                Total interest expense                                     8,916          9,343           37,053         40,439
                                                                     -------------   ------------    -------------  --------------
        Net interest income before provision for credit losses            36,073         30,428          129,292        113,884
     Provision for credit losses                                              -               -               -               -
                                                                     -------------   ------------    -------------  --------------
        Net interest income after
           provision for credit losses                                    36,073         30,428          129,292        113,884
    Other Operating Income:
       Service charges on deposit accounts                                 3,758          3,818           15,039         14,154
       Wealth Management services                                          1,000            872            3,904          3,764
       Gain(Loss) on sale of securities                                        -            (43)           4,210          4,897
       Other                                                               1,721          1,746            6,836          6,203
                                                                     -------------    ------------   -------------  --------------
                Total other operating income                               6,479          6,393           29,989         29,018
    Other operating expenses:
       Salaries and employee benefits                                     11,099          9,204           41,493         35,970
       Occupancy                                                           1,794          1,608            6,738          6,339
       Equipment                                                           1,974          1,781            6,878          6,212
       Professional services                                                 985          1,073            4,005          4,084
       Goodwill Amortization                                                 297            297              815            578
       Other                                                               4,760          3,379           17,864         12,873
                                                                     -------------     ------------    -------------  ------------
                Total other operating expenses                            20,909         17,342           77,793         66,056
                                                                     -------------     ------------    -------------  ------------
    Earnings before income taxes                                          21,643         19,479           81,488         76,846
    Income taxes                                                           7,537          6,887           28,656         27,101
                                                                     -------------     ------------    -------------  ------------
        Net earnings                                                $     14,106       $ 12,592         $ 52,832       $ 49,745
                                                                    ===============    =============   =============  ============
    Basic earnings per common share                                 $       0.29       $   0.26         $   1.10       $   1.04
                                                                    ================   =============   =============  ============
    Diluted earnings per common share                               $       0.29       $   0.26         $   1.08       $   1.01
                                                                    ================   =============   =============  ============
    Cash dividends per common share                                 $       0.12       $   0.14         $   0.54       $   0.56
                                                                    =================  =============   =============  ============

     All per share information has been retroactively adjusted to reflect the 10% stock dividend declared on December 17, 2003.

                                                                        Three months ended December 31               Twelve months ended December 31
                                                                           2003                2002                     2003                 2002
                                                                  ------------------------------------------   -------------------------------------------

      Interest income - (Tax Effective)(te)                                     46,274               41,108                  171,530              159,574
      Interest Expense                                                           8,916                9,343                   37,053               40,439
                                                                    ------------------- --------------------     -------------------- --------------------
      Net Interest income - (te)                                                37,358               31,765                  134,477              119,135
                                                                    =================== ====================     ==================== ====================

      Net Earnings Reconciliation (non-GAAP disclosure):
      Net operating income without net gain on sale of
      securities, the prepayment penalty, and reversal of
      excess accrual on legal expense                                           14,105               12,617                   51,373               46,571
           Net gain on sale of securities, net of tax                                0                 (25)                    2,724                3,174
           Prepayment penalty, net of tax                                            0                    0                  (3,401)                    0
           Reversal of excess legal accrual, net of tax                              0                    0                    2,136                    0
                                                                    ------------------- --------------------     -------------------- --------------------
      Reported net earnings                                                     14,105               12,592                   52,832               49,745
                                                                    =================== ====================     ==================== ====================

      Gain(Loss) on sale of securities                                               0                 (43)                    4,210                4,897
      Gain on sale of OREO                                                           0                    0                        0                    0

      Return on average assets                                                   1.50%                1.73%                    1.54%                1.83%
      Return on average equity                                                  19.68%               19.05%                   19.17%               20.40%
      Efficiency ratio                                                          49.14%               47.08%                   48.84%               46.22%
      Net interest margin (te)                                                   4.25%                4.83%                    4.18%                4.66%

      Weighted average shares outstanding
          Diluted                                                           49,283,376           48,993,445               49,110,326           49,035,768
          Basic                                                             48,402,709           47,876,530               48,182,424           47,985,700
      Dividend payout ratio                                                     41.67%               41.38%                   40.96%               41.81%

      Number of shares outstanding-EOP                                      48,289,347           47,886,442
      Book value per share                                                        5.91                 5.43

                                                                                  December 31
                                                                           2003                2002
                                                                    ------------------- --------------------
      Non-performing Assets (dollar amount in thousands):
      Non-accrual loans                                                           $548                 $190
      Loans past due 90 days or more
        and still accruing interest                                                  0                  634
      Restructured loans                                                             0                    0
      Other real estate owned (OREO), net                                            0                    0
                                                                    ------------------- --------------------
      Total non-performing assets                                                 $548                 $824
                                                                    =================== ====================

      Percentage of non-performing assets
        to total loans outstanding and OREO                                      0.03%                0.06%

      Percentage of non-performing
        assets to total assets                                                   0.01%                0.03%

      Non-performing assets to
      allowance for loan losses                                                  2.57%                3.80%

      Net loan losses to Average loans                                           0.09%                0.09%

      Allowance for Credit Losses at Beginning of Period:
          Citizens Business Bank                                               $21,666              $20,469
          Acquisition of Western Security Bank                                                        2,325
          Acquisition of Kaweah National Bank                                    2,767
          Reclass Uncommitted LOC Reserve to Other Liab                        (1,733)                    0
          Total Loans Charged-Off                                              (3,017)              (2,409)
          Total Loans Recovered                                                  1,599                1,281
                                                                    ------------------- --------------------
      Net Loans Charged-Off                                                    (1,418)              (1,128)
      Provision Charged to Operating Expense                                         0                    0
                                                                    ------------------- --------------------
      Allowance for Credit Losses at End of period                             $21,282              $21,666
                                                                    =================== ====================